Exhibit 99.2
[Graphic Appears Here]
1st Quarter 2010 Conference Call May 5, 2010

#g Forward-Looking Statements#h During this discussion, we may make forward-looking statements within the meaning of applicable securities laws. The statements may include projections regarding future earnings and results which are based upon management#fs current expectations and assumptions, which are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include general economic conditions, increases in cost or availability of ingredients, packaging, energy and employees, price competition and industry consolidation, risks from large customers, ability to execute strategic initiatives, product recalls or safety concerns, disruptions of our supply chain or information technology systems, changes in consumer preferences, food industry and regulatory factors, and interest rate and foreign exchange rate risks, as well as those that have been discussed in our most recent Form 10-K filed with the Securities and Exchange Commission. [Graphic Appears Here] 1st Quarter 2010 Conference Call 2

[Graphic Appears Here] [Graphic Appears Here] 1st Quarter 2010 Conference Call

Net Revenue Growth (Unaudited) 16.2% 13.9% 11.8% 11.8% 9.7% 12.4% 10.6% 9.7% 8.5% 8.4% 6.4% 7.3% 9.0% 7.4% 4.5% 7.3% 7.7% 5.5% 4.6% 5.0% 2.5% 0.7% 4.1% 6.2% 2.7% 0.9% Q1-2007 Q2-2007 Q3-2007 Q4-2007 Q1-2008 Q2-2008 Q3-2008 Q4-2008 Q1-2009 Q2-2009 Q3-2009 Q4-2009 Q1-2010 Quarterly Trailing 4 Quarters [Graphic Appears Here] 1st Quarter 2010 Conference Call 4

Q1 2010 Net Revenue Summary $ in Millions (Unaudited) Q1 2010 2010 vs. 2009 Branded $126.6 $(0.6) -0.5% Non-Branded 95.0 6.4 7.2% Total Net Revenue $221.6 $5.8 2.7% [Graphic Appears Here] 1st Quarter 2010 Conference Call 5

| Gross Margin Trend (Unaudited) 43.6%44.5% 43.5% 43.6% 37.2% 37.6% 43.1% 41.7% 40.3% 40.9% 40.4% 41.1% 40.0% 40.4% 39.0% 37.4% 36.6% 39.4% 39.1% 40.1% 37.8% 38.1% 38.5% 37.8% 37.2% Q1-2007 Q2-2007 Q3-2007 Q4-2007 Q1-2008 Q2-2008 Quarterly Q3-2008 Q4-2008* Q1-2009 Q2-2009 Q3-2009*Q4-2009* Q1-2010 Trailing 4 Quarters * Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix. [Graphic Appears Here] 1st Quarter 2010 Conference Call 6

SG&A % of Net Revenue (Unaudited) 38.2% 35.5% 35.6% 37.2% 36.2% 37.7% 34.9% 35.7% 36.8% 36.4% 36.0% 32.1%33.0% 34.1% 34.0% 34.0% 33.0% 34.7% 34.1% 34.3% 33.8% 33.5% 33.3% 33.8% Q1-2007 Q2-2007 Q3-2007 Q4-2007 Q1-2008 Q2-2008 Q3-2008 Q4-2008* Q1-2009 Q2-2009 Q3-2009*Q4-2009*Q1-2010* Quarterly Trailing 4 Quarters * Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix. [Graphic Appears Here] 1st Quarter 2010 Conference Call 7

Operating Profit** Margin Trend (Unaudited) 8.2% 8.1% 6.9% 5.7% 6.1% 6.3% 6.4% 6.4% 6.2% 5.4% 5.7% 6.4% 6.6% 5.0% 4.6% 5.8% 5.4% 4.5% 4.2% 2.5% 2.8% 3.6% 1.6% 1.5% 2.4% 0.8% Q1-2007 Q2-2007 Q3-2007 Q4-2007 Q1-2008 Q2-2008 Q3-2008 Q4-2008* Q1-2009 Q2-2009 Q3-2009*Q4-2009*Q1-2010* Quarterly Trailing 4 Quarters * Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix. ** Operating profit percentage is a non-GAAP measure. For a corresponding reconciliation of operating profit percentage to the most comparable GAAP measure, see the reconciliation of non-GAAP in the Appendix. [Graphic Appears Here] 1st Quarter 2010 Conference Call 8

Q1 2010 Financial Summary $ in Millions, except EPS (Unaudited) Q1 2010** Q1 2009 Net Revenue $221.6 $215.8 Gross Margin % 37.8% 39.1% SG&A Expense % 36.2% 34.1% Operating Profit %* 1.6% 5.0% Tax Rate 32.5% 35.6% Net Income $1.2 $6.5 Diluted EPS $0.04 $0.20 * Operating profit percentage is a non-GAAP measure. For a corresponding reconciliation of operating profit percentage to the most comparable GAAP measure, see the reconciliation of non-GAAP measures in the Appendix. ** Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix. [Graphic Appears Here] 1st Quarter 2010 Conference Call 9

1st Quarter Key Statistics $ in Millions (Unaudited) | | | | Trailing 4 Quarters Q1 2010** Q1 2009** EBITDA* $86.8 $74.0 EBITDA* % of Net Revenue 9.4% 8.5% NET DEBT* (quarter-end) $122.2 $109.6 — (Total Debt less Cash) NET DEBT/EBITDA 1.4 1.5 * EBITDA and Net Debt are non-GAAP measures. For a corresponding reconciliation of EBITDA and Net Debt to the most comparable GAAP measures, see the reconciliation of non-GAAP measures in the Appendix. ** Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix. [Graphic Appears Here] 1st Quarter 2010 Conference Call 10

1st Quarter Selected Cash Flow Items $ in Millions (Unaudited) Q1 2010 Q1 2009 Cash Flow from Operating Activities $(1.5) $(3.9) Capital Expenditures (7.6) (5.2) Free Cash Flow Before Dividends $(9.1) $(9.1) Dividends Paid $(5.1) $(5.0) [Graphic Appears Here] 1st Quarter 2010 Conference Call 11

2010 Full Year Estimates $ in Millions, except EPS Net Revenue $930 — $950 Diluted Earnings Per Share $1.10 — $1.25 Capital Spending $35 to $40 [Graphic Appears Here] 1st Quarter 2010 Conference Call 12

Operations Overview Dave Singer President & Chief Executive Officer 1st Quarter 2010 Conference Call

Q&A 1st Quarter 2010 Conference Call

Appendix 1st Quarter 2010 Conference Call

Reconciliation of Non-GAAP Measures This presentation includes certain measures not derived in accordance with generally accepted accounting principles (#gGAAP#h) . Such measures should not be considered substitutes for any measures derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies. Reconciliation of these non-GAAP financial measures to the most nearly comparable GAAP measures, if applicable, is presented on the slides that follow. The Company believes these non-GAAP financial measures provide useful information to investors as the measures emphasize core ongoing operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company#fs financial results prepared in accordance with GAAP. [Graphic Appears Here] 1st Quarter 2010 Conference Call 16

Reconciliation of Non-GAAP Measures: Q1 2010 Special Items $ in Millions, except EPS (Unaudited) | | | | | | Q1 2010 Q1 2010 Q1 2010 Including Special Excluding Special Items Item Special Items Net Revenue $221.6 $221.6 COGS $137.9 $137.9 Gross Margin $83.7 $ — $83.7 —— —— — Gross Margin % 37.8% 37.8% SG&A $80.4 $0.2 $80.2 SG&A % 36.3% 36.2% — Other expense, net $3.6 $2.6 $1.0 (Loss)/income before interest and income taxes $(0.3) $(2.8) $2.5 Interest expense, net $0.8 $0.8 (Loss)/income before income taxes $(1.1) $(2.8) $1.7 Income tax (benefit)/expense $(0.3) $(0.8) $0.5 Income tax rate 32.5% 32.5% Net (loss)/income $(0.8) $(2.0) $1.2 Weighted average shares outstanding - diluted (in millions) 31.8 31.8 31.8 Diluted (loss)/earnings per share $(0.02) $(0.06) $0.04 [Graphic Appears Here] 1st Quarter 2010 Conference Call 17

Reconciliation of Non-GAAP Measures: Operating Profit $ in Millions (Unaudited) Q1 2010 Q1 2009 (Loss)/income before interest & income taxes $(0.3) $10.8 Add Back Other expense, net $3.6 $0.1 Less Special item included in Operating Profit $(0.2) $ - — Equals Operating Profit excluding special item $3.5 $10.9 Net Revenue $221.6 $215.8 Operating Profit % of Net Revenue 1.6% 5.1% [Graphic Appears Here] 1st Quarter 2010 Conference Call 18

Reconciliation of Non-GAAP Measures: EBITDA $ in Millions (Unaudited) | Trailing 4 Quarters (Loss)/income before interest & income taxes Less Special items included in (loss)/income before interest & income taxes ) ) Add Back Depreciation & amortization Equals EBITDA excluding special items Net Revenue EBITDA excluding special items % of Net Revenue 9.4% 8.5% [Graphic Appears Here] 1st Quarter 2010 Conference Call 19

Reconciliation of Non-GAAP Measures: Net Debt $ in Millions (Unaudited) Total Debt Less Cash & Cash Equivalents Net Debt (quarter-end) [Graphic Appears Here] 1st Quarter 2010 Conference Call 20